Contacts

EpiCept Corporation:	Investors:
777 Old Saw Mill River Road	Lippert/Heilshorn & Associates
Tarrytown, NY 10591	Kim Sutton Golodetz
Robert W. Cook	(212) 838-3777
(914) 606-3500	kgolodetz@lhai.com
mail@epicept.com
or
Bruce Voss
(310) 691-7100
bvoss@lhai.com
Media:
Feinstein Kean Healthcare Greg Kelley (617) 577-8110 gregory.kelley@fkhealth.com

EpiCept Announces Reverse Split of Common Stock

TARRYTOWN, N.Y. (January 14, 2010) – EpiCept Corporation (Nasdaq and Nasdaq OMX Stockholm Exchange: EPCT) (the “Company”) announced today that a previously authorized 1-for-3 reverse stock split of its common stock has been consummated and will be in effect as follows:

Nasdaq Capital Market
The reverse stock split will be in effect at the start of trading on Friday, January 15, 2010 on a 1-for-3 split-adjusted basis. The Company’s shares will trade under the symbol EPCTD for 20 business days and will, after such 20-business day period, revert back to the current trading symbol of EPCT. The stock will also have a new CUSIP number, 294264 304.

Nasdaq OMX Stockholm Exchange
The last day of trading in the Company’s shares on the Nasdaq OMX Stockholm Exchange before the reverse split will be Thursday, January 14, 2010. It is expected that the first day of trading in the Company’s post-split shares on a 1-for-3 split-adjusted basis will be on Monday, January 18, 2010 and that there will be a technical trading halt on Friday, January 15, 2010. However, this is to be decided by the Nasdaq OMX Stockholm Exchange. The record date with Euroclear Sweden AB for the reverse split will be Wednesday, January 20, 2010 and the new number of shares is expected to be credited to each shareholder’s securities account on Thursday, January 21, 2010. The Company’s post-split shares will have the new ISIN US2942643048. A notice confirming the new number of shares on the securities account will be sent out shortly thereafter.

“Our actions today were taken because we believe it is in the best interests of the stockholders to maintain our primary listing on The Nasdaq Stock Market,” stated Jack Talley, President and CEO of EpiCept. “This reverse split was overwhelmingly authorized by our stockholders with almost 96 percent of the voted shares voting in favor. We believe that by reducing the total number of shares issued and outstanding and the resulting increase in the per-share trading price of our common stock, we will comply with the Nasdaq Capital Market’s minimum bid price rule and will improve the attractiveness of our stock to a broader group of investors.”

The 1-for-3 reverse stock split automatically converted every three outstanding pre-split shares of the Company’s common stock into one outstanding new post-split share of common stock. If the number of shares held by a particular stockholder is not evenly divisible by the ratio of the reverse split, the stockholder’s new share count will be rounded up to the nearest whole share. The reverse split, which was authorized by the Company’s stockholders on January 7, 2010, reduces the number of outstanding shares of common stock from approximately 132,470,230 to approximately 44,156,743.

The number of shares of common stock subject to outstanding stock options, stock warrants or convertible securities, and the exercise prices and conversion ratios of those securities, will automatically be proportionately adjusted for the 1-for-3 ratio provided for by the reverse stock split.

The reverse stock split was effected through the filing of a Certificate of Amendment to EpiCept’s Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Stockholders holding shares in “street name” through a brokerage account will have their shares automatically adjusted to reflect the reverse stock split. The issuance of new stock certificates will not be required at this time.

About EpiCept Corporation

EpiCept is focused on the development and commercialization of pharmaceutical products for the treatment of cancer and pain. The Company’s lead product is Ceplene®, which has been granted full marketing authorization by the European Commission for the remission maintenance and prevention of relapse in adult patients with Acute Myeloid Leukemia in first remission. The Company has two oncology drug candidates currently in clinical development that were discovered using in-house technology and have been shown to act as vascular disruption agents in a variety of solid tumors. The Company’s pain portfolio includes EpiCeptTM NP-1, a prescription topical analgesic cream in late-stage clinical development designed to provide effective long-term relief of pain associated with peripheral neuropathies.

Forward-Looking Statements

This news release and any oral statements made with respect to the information contained in this news release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements which express plans, anticipation, intent, contingency, goals, targets, future development and are otherwise not statements of historical fact. These statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Factors that may cause actual results or developments to differ materially include: the risk that Ceplene® will not receive regulatory approval or marketing authorization in the United States or Canada, the risk that Ceplene will not be launched or achieve significant commercial success, the risk that any required post-approval clinical study for Ceplene will not be successful, the risk that we will not be able to maintain our final regulatory approval or marketing authorization for Ceplene, the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern, the risks associated with our ability to continue to meet our obligations under our existing debt agreements, the risk that our securities may be delisted by The Nasdaq Capital Market and that any appeal of the delisting determination may not be successful, the risk that Myriad’s development of Azixa™ will not be successful, the risk that Azixa™ will not receive regulatory approval or achieve significant commercial success, the risk that we will not receive any significant payments under our agreement with Myriad, the risk that the development of our other apoptosis product candidates will not be successful, the risk that we will not be able to find a buyer for our ASAP technology, the risk that clinical trials for EpiCeptTM NP-1 or crinobulin will not be successful, the risk that EpiCeptTM NP-1 or crinobulin will not receive regulatory approval or achieve significant commercial success, the risk that we will not be able to find a partner to help conduct the Phase III trials for EpiCeptTM NP-1 on attractive terms, a timely basis or at all, the risk that our other product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later stage clinical trials, the risk that we will not obtain approval to market any of our product candidates, the risks associated with dependence upon key personnel, the risks associated with reliance on collaborative partners and others for further clinical trials, development, manufacturing and commercialization of our product candidates; the cost, delays and uncertainties associated with our scientific research, product development, clinical trials and regulatory approval process; our history of operating losses since our inception; the highly competitive nature of our business; risks associated with litigation; and risks associated with our ability to protect our intellectual property. These factors and other material risks are more fully discussed in our periodic reports, including our reports on Forms 8-K, 10-Q and 10-K and other filings with the U.S. Securities and Exchange Commission. You are urged to carefully review and consider the disclosures found in our filings which are available at www.sec.gov or at www.epicept.com. You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors.

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EPCT-GEN
*Azixa is a registered trademark of Myriad Genetics, Inc.